Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATIOIN

On December 29, 2015, Lilis Energy, Inc. (“Lilis” or the “Company”), Lilis Merger Sub, Inc. (“Merger Sub”) and Brushy Resources, Inc. (“Brushy”) entered into an Agreement and Plan of Merger (the “merger agreement”). Pursuant to the merger agreement, each outstanding share of Brushy common stock will be exchanged for approximately .4449 shares of Lilis common stock, after effecting a reverse stock split (the “merger consideration”), and Merger Sub will merge with and into Brushy (the “merger”) with Brushy continuing as the surviving corporation and a direct wholly-owned subsidiary of Lilis.

The unaudited pro forma condensed combined financial information and explanatory notes combine the historical financial statements of Lilis and Brushy at March 31, 2016 with respect to the balance sheet information (using currently available fair value information for Brushy), and as of January 1, 2016 (with respect to the statements of operations information for the three months ended March 31, 2016) and as of January 1, 2015 (with respect to the statements of operations information for the year ended December 31, 2015). The unaudited pro forma condensed combined financial information shows the pro forma impact of the merger of Lilis and Brushy on the historical financial position and results of operations under the purchase method of accounting with Lilis treated as the acquirer. Under this method of accounting, the assets and liabilities of Brushy are recorded at their estimated fair values as of the date of the merger is effective. As part of the merger and a condition of closing, Lilis was required to convert $6,846,465 in outstanding aggregate principal amount of the Company's 8% Senior Secured Convertible Debentures and convert 7,500 shares of the Company's Series A Preferred Stock with a liquidation value of $8,040,000 into 13,692,930 and 15,000,000 shares of Lilis common stock, respectively. Additionally, Lilis was required to complete a reverse stock split, assumed at a ratio of 1-for-10, to regain compliance with Nasdaq's minimum bid price requirement. Additionally, as part of the merger and a condition of closing, Brushy was required to divest of its Giddings properties for the elimination of its short-term debt obligation and accrued interest with SOSventures LLC, a related party, valued at $21,717,450 at March 31, 2016.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined company had the companies actually been combined and had the impact of possible revenue and expense efficiencies, among other factors, been considered. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the purchase price reflected in the pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the merger becomes effective.

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Lilis Energy, Inc. and Subsidiary

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2016

(in thousands)

			Merger		Lilis
	Lilis	Brushy	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined
Assets

Current assets:
Cash	29	864	9,170	(5)	10,063
Other current assets	1,384	1,070	-		2,454
Total current assets	1,413	1,934	9,170		12,517

Oil and gas properties (full cost method), at cost:
Unevaluated acreage, excluded from amortization	-	-	26,750	(3)	26,750
Evaluated properties	50,096	108,342	(100,830	)(2),(3)	57,608
Total oil and gas properties, at cost	50,096	108,342	(74,080)		84,358
Less accumulated depreciation, depletion, amortization and impairment	(49,586)	(91,976)	91,976		(49,586)
Oil and gas properties at cost, net	510	16,366	17,896		34,772

Other assets
Merger deposit and advances	2,358	-	(2,358	)(3)	-
Goodwill	-	960	(960	)(4)	-
Other assets	272	422	-		694
Total other assets	2,630	1,382	(3,318)		694

Total Assets	4,553	19,682	23,748		47,983

Liabilities, Redeemable Preferred Stock and Stockholders' Equity

Current Liabilities:
Dividends accrued on preferred stock	900	-	(750	)(1)	150
Accounts payable and accrued expenses	6,196	10,209	(3,268	)(1),(2),(6)	13,137
Convertible bridge notes, net of discount	3,272	-	-		3,272
Note payable - SOS - related party	-	18,000	(17,000	)(2),(5)	1,000
Term loan - Independent Bank	-	11,385	(6,000	)(5)	5,385
Term loan - Heartland Bank	2,524	-	(2,524	)(5)	-
Other liabilities and Merger deposits	-	2,758	(2,758	)(2),(3)	-
Convertible debentures, net of discount	6,846	-	(6,846	)(1)	-
Convertible debentures conversion derivative liability	54	-	(54	)(1)	-
Total current liabilities	19,792	42,352	(39,200)		22,944

Long term liabilities:
Other long term liabilities	285	3,290	(2,348	)(2)	1,227
Total long term liabilities	285	3,290	(2,348)		1,227

Total Liabilities	20,077	45,642	(41,548)		24,171

Commitments and contingencies

Conditionally redeemable 6% preferred stock	1,496	-	-		1,496

Stockholders' equity
Series A Preferred Stock	6,794	-	(6,794	)(1)	-
Series B Preferred Stock	-	-	18,194	(5)	18,194
Common Stock	3	13	(14	)(1),(8)	2
Additional paid in capital	160,684	57,250	(27,312	)(1),(7),(8)	190,622
Retained earnings (accumulated deficit)	(184,501)	(83,223)	81,222	(2),(6),(7)	(186,502)
Total stockholders' equity (deficit)	(17,020)	(25,960)	65,296		22,316

Total Liabilities, Redeemable Preferred Stock and Stockholders' Equity	4,553	19,682	23,748		47,983

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

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Lilis Energy, Inc. and Subsidiary

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended March 31, 2016

(in thousands)

			Merger		Lilis
	Lilis	Brushy	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined

Revenue:
Oil and gas sales	$40	$1,232	$(568	)(2)	704
Other revenue	2	116	-		118
Total revenue	42	1,348	(568)		822

Costs and expenses:
Production costs and taxes	39	1,082	(556	)(2)	565
General and administrative	1,664	1,359	-		3,023
Depreciation, depletion, accretion and amortization	23	781	(479	)(2),(9)	325
Total costs and expenses	1,726	3,222	(1,035)		3,913

Income (loss) from operations	(1,684)	(1,874)	467		(3,091)

Other income (expenses):
Change in fair value of convertible debentures conversion derivative liability	(49)	-	49	(1)	-
Interest expense	(1,334)	(1,100)	1,314	(1),(2),(3)	(1,120)
Other income (expense), net	(344)	(352)	-		(696)
Total other income (expense)	(1,727)	(1,452)	1,363		(1,816)

Net income (loss) from continuing operations	(3,411)	(3,326)	1,830		(4,907)
Income tax expense (benefit)	-	-	-	(11)	-
Net income (loss)	(3,411)	(3,326)	1,830		(4,907)
Dividends on redeemable preferred stock	(30)	-	-		(30)
Dividend Series A Preferred stock	(150)	-	150	(1)	-
Dividend Series B Preferred stock	-	-	(300	)(5)	(300)
Net income (loss) attributable to common stockholders	$(3,591)	$(3,326)	$1,680		$(5,237)

Net income (loss) per common share basic and diluted	$(0.12)	$(0.26)	$0.19		$(0.45)

Weighted average shares outstanding basic and diluted	29,152	12,655	8,655	(12)	11,572

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

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Lilis Energy, Inc. and Subsidiary

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended December 31, 2015

(in thousands)

			Merger		Lilis
	Lilis	Brushy	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined

Revenue:
Oil and gas sales	$369	$8,607	$(4,970	)(2)	4,006
Other revenue	27	-	-		27
Total revenue	396	8,607	(4,970)		4,033

Costs and expenses:
Production costs and taxes	223	4,047	(2,737	)(2)	1,533
Exploration expense	-	50	(50	)(10)	-
General and administrative	7,930	4,980	-		12,910
Depreciation, depletion, accretion and amortization	584	22,697	(21,760	)(2),(9)	1,521
Impairment of evaluated oil and gas properties	24,478	55,753	(42,237	)(2)	37,994
Total costs and expenses	33,215	87,527	(66,784)		53,958

Income (loss) from operations	(32,819)	(78,920)	61,814		(49,925)

Other income (expenses):
Change in fair value of convertible debentures conversion derivative liability	1,244	-	(1,244	)(1)	-
Interest expense	(1,697)	(4,149)	4,996	(1),(2),(5)	(850)
Other income (expense), net	911	3,247	-		4,158
Total other income (expense)	458	(902)	3,752		3,308

Net income (loss) from continuing operations	(32,361)	(79,822)	65,566		(46,617)
Income tax expense (benefit)	-	(14,057)	14,040	(11)	(17)
Net income (loss)	(32,361)	(65,765)	51,526		(46,600)
Dividends on redeemable preferred stock	(120)	-	-		(120)
Dividend Series A Preferred stock	(600)	-	600	(1)	-
Dividend Series B Preferred stock	-	-	(1,200	)(5)	(1,200)
Net income (loss) attributable to common stockholders	$(33,081)	$(65,765)	$50,926		$(47,920)

Net income (loss) per common share basic and diluted	$(1.21)	$(5.20)	$5.88		$(4.14)

Weighted average shares outstanding basic and diluted	27,268	12,655	8,655	(12)	11,572

See accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

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Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

Condition of Closing - Lilis

(1)	As a condition of closing, Lilis was required to convert $6,846,465 in outstanding aggregate principal amount of the Company's 8% Senior Secured Convertible Debentures and convert 7,500 shares of the Company's Series A Preferred Stock with a liquidation value of $8,100,000 into 13,692,930 and 15,000,000 shares of Lilis common stock, respectively. Additionally, Lilis was required to complete a reverse stock split, assumed at a ratio of 1-for-10, to regain compliance with Nasdaq's minimum bid price requirement.

Balance Sheet Impact

	Historical			Adjusted
	Lilis			Lilis
	March 31, 2016	Adjustments		March 31, 2016
	(in thousands)	(in thousands)		(in thousands)
Liabilities, Redeemable Preferred Stock and Stockholders' Equity

Current Liabilities:
Dividends accrued on preferred stock	$900	$(750	)(a)	$150
Accounts payable and accrued expenses	6,196	(1,551	)(a)	4,645
Convertible bridge notes, net of discount	3,272	-		3,272
Term loan	2,524	-		2,524
Convertible debentures, net of discount	6,846	(6,846	)(b)	-
Convertible debentures conversion derivative liability	54	(54	)(b)	-
Total current liabilities	19,792	(9,201)		10,591

Total long term liabilities	285	-		285

Total Liabilities	20,077	(9,201)		10,876

Commitments and contingencies

Conditionally redeemable 6% preferred stock	1,496	-		1,496

Stockholders' equity
Series A Preferred stock	6,794	(6,794	)(b)	-
Common stock	3	3	(b)	6
Additional paid in capital	160,684	15,992	(b)	176,676
Retained earnings (accumulated deficit)	(184,501)	-		(184,501)
Total stockholders' equity (deficit)	(17,020)	9,201		(7,819)

Total Liabilities, Redeemable Preferred Stock and Stockholders' Equity	$4,553	$-		$4,553

(a)	To eliminate the accrued interest and dividend payables on the convertible debentures and Series A Preferred Stock on Lilis’s historical Balance Sheet at March 31, 2016 that were converted into Lilis common stock.

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(b)	To convert 8% Senior Secured Debentures and Series A Preferred Stock to Common stock at March 31, 2016.

	Historical / Liquidation	Conversion	Conversion
	Value	Rate	Shares
	(in thousands)		(in thousands)
Convertible debentures, net of discount	$6,846	$0.50	13,692
Series A Preferred stock	7,500	$0.50	15,000
			28,692

Par value of Common stock			$0.0001

Common stock adjustment			$3

Convertible debentures, net of discount adjustment			$6,846
Convertible debentures conversion derivative liability			54
Convertible debentures accrued interest			1,551
Series A Preferred Stock adjustment			6,794
Series A Preferred Stock accrued dividends			750
			15,995
Less: Common stock adjustment			(3)
Additional paid in capital adjustment			$15,992

Statement of Operations Impact

	Three Months Ended	Year Ended
	March 31, 2016	December 31, 2015
	(in thousands)	(in thousands)
Lilis reported net loss	$(3,411)	$(32,361)
Change in fair value of convertible debentures conversion derivative liability	49	(1,244	)(e)
Interest and amortization expense	312	1,236	(f)
Lilis adjusted net loss	$(3,050)	$(32,369)
Dividends on redeemable preferred stock as reported	(30)	(120)
Dividend Series A Preferred stock	150	600	(g)
Dividend Series B Preferred stock	(300)	(1,200	)(h)
Lilis adjusted net income (loss) attributable to common stockholders	$(3,230)	$(33,089)

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	Three Months	Year Ended
	Ended March 31, 2016	December 31, 2015

Lilis reported net loss per common share basic and diluted	$(0.12)	$(1.21)
Adjustments	0.07	0.63
Lilis adjusted net loss per common share basic and diluted	$(0.05)	$(0.58)
Adjustments	(0.01)	(0.01)
Lilis adjusted net income (loss) attributable to common stockholders per common share basic and diluted	$(0.06)	$(0.59)

	Three Months Ended	Year Ended
	March 31, 2016	December 31, 2015
	(in thousands)	(in thousands)
Lilis reported weighted average shares outstanding basic and diluted	29,152	27,268
Common stock issued to the convertible debentures upon conversion	13,692	13,692	(i)
Common stock issued to the Series A Preferred stock holders upon conversion	15,000	15,000	(j)
Lilis adjusted weighted average shares outstanding basic and diluted	57,844	55,960

(e)	To eliminate the change in fair value of the conversion derivative liability relating to the 8% Senior Secured Convertible Debentures exchanged for Lilis' common stock.

(f)	To eliminate the interest expense on the 8% Senior Secured Convertible Debentures exchanged for Lilis common stock.

(g)	To eliminate the dividends of $150,000 for the three months ended March 31, 2016 and $600,000 for the year ended December 31, 2015, respectively relating to the Series A Preferred Stock exchanged for Lilis common stock.

(h)	To record the dividends of $300,000 for the three months ended March 31, 2016 and $1.2 million for the year ended December 31, 2015, respectively relating to the Series B Preferred Stock issued in connection with the Merger.

(i)	To adjust Lilis’s weighted average common stock outstanding for shares issued to the 8% Senior Secured Convertible Debenture holders upon conversion.

(j)	To adjust Lilis' weighted average common stock outstanding for shares issued to the Series A Preferred Stock holders upon conversion.

In conjunction with the merger, Lilis was required to complete a reverse stock split to regain compliance with Nasdaq's minimum bid price requirements. This pro forma presentation assumes a reverse stock split ratio of 1-for-10. Prior to the merger, after giving effect to the reverse stock split, Lilis will have 5,785,952 shares of Lilis common stock outstanding with a par value of $1.00 per share as described below:

	Common Stock	Common Stock Outstanding
	Outstanding	Post-Split
	(in thousands)	(in thousands)
Lilis Common stock outstanding at March 31, 2016	29,167	2,917
Convertible debentures, net of discount	13,692	1,369
Series A Preferred stock	15,000	1,500
Lilis Common stock outstanding before reverse stock split	57,859	5,786

Condition of Closing - Brushy

(2)	As a condition of closing, Brushy was required to divest of its Giddings properties for the elimination of its short term debt and accrued interest obligation with SOSventures LLC (SOS), a related party, valued at $20.1 million at March 31, 2016. The impact of this adjustment is detailed below:

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Balance Sheet Impact

				Adjusted
	Historical			Historical
	Brushy			Brushy
	March 31, 2016	Adjustments		March 31, 2016
	(in thousands)	(in thousands)		(in thousands)
Assets

Current assets:
Cash	$864	$-		$864
Other current assets	1,070	-		1,070
Total current assets	1,934	-		1,934

Total oil and gas properties, at cost, net	16,366	(7,578	)(a)	8,788

Total other assets	1,382	-		1,382

Total Assets	19,682	(7,578)		12,104

Liabilities, Redeemable Preferred Stock and Stockholders' Equity

Current Liabilities:
Accounts payable and accrued expenses	10,209	(3,717	)(b)	6,492
Short term loan - related parties	18,000	(18,000	)(b)	-
Term loan	11,385	-		11,385
Other short term liabilities	2,758	(400	)(c)	2,358
Total current liabilities	42,352	(22,117)		20,235

Long term liabilities:
Other long term liabilities	3,290	(2,348	)(c)	942
Total long term liabilities	3,290	(2,348)		942

Total liabilities	45,642	(24,465)		21,177

Stockholders' equity
Common stock	13	-		13
Additional paid in capital	57,251	-		57,251
Accumulated deficit	(83,224)	16,887	(d)	(66,337)
Total stockholders' equity (deficit)	(25,960)	16,887		(9,073)

Total Liabilities and Stockholders' Equity	$19,682	$(7,578)		$12,104

(a)	To eliminate the historical net cost basis of the Giddings oil and gas assets.

(b)	To eliminate the short-term debt and accrued interest obligation to SOSventures LLC, a related party.

(c)	To eliminate the long-term asset retirement obligations from the Giddings oil and gas assets.

(d)	The excess value between the historical cost basis of the Giddings oil and gas assets exchanged for the elimination of debt is considered a deemed dividend as this transaction is between related entities under common control.

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March 31, 2016
(in thousands)
Historical net cost basis of the Giddings oil and gas assets	$7,578

Adjustments:
Short-term and long-term asset retirement obligations	(2,748)

Adjusted basis for the Giddings oil and gas assets	4,830

Short-Term debt obligation with SOSventures LLC	21,717

Deemed dividend	$(16,887)

Statement of Operations Impact

	Three Months Ended		Year Ended
	March 31, 2016		December 31, 2015
	(in thousands)		(in thousands)
Revenue:
Oil and gas sales	$(568	)(h)	(4,970	)(e)

Costs and expenses:
Production costs and taxes	(556	)(i)	(2,737	)(f)
Depreciation, depletion, accretion and amortization	(358	)(j)	(19,135	)(g)
Impairment of oil and gas properties	-	(k)	(42,237	)(h)
Total costs and expenses	(914)		(64,109)

Income from operations	346		59,139

Other income (expenses):
Interest expense	819	(l)	2,674
Total other income (expense)	819		2,674

Net income from continuing operations	1,165		61,813
Income tax expense (benefit)	-		-
Net income	$1,165		$61,813

Net income per common share basic and diluted	$0.09		$4.88

Weighted average shares outstanding basic and diluted	12,655		12,655

(h)	To eliminate the oil and gas revenue from the Giddings oil and gas assets.

(i)	To eliminate the production costs and taxes from the Giddings oil and gas assets.

(j)	To eliminate the depreciation, depletion, accretion and amortization from the Giddings oil and gas assets.

(k)	To eliminate the impairment of the Giddings oil and gas assets.

(l)	To eliminate the interest expense from the SOS debt financing exchanged for the Giddings oil and gas assets.

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(3)	These adjustments reflect the elimination of the components of Brushy's historical stockholder's equity, the estimated value of the consideration to be paid by Lilis in the merger using the closing price of Lilis Common Stock on March 31, 2016 and to reflect the adjustments to the historical book values of Brushy's assets and liabilities as of March 31, 2016 to their estimated fair values, in accordance with acquisition accounting. The following table reflects the preliminary allocation of the total purchase price of Brushy to the assets acquired and the liabilities assumed and resulting goodwill (unevaluated oil and gas properties) based on the preliminary estimated fair value:

		March 31, 2016
		(in thousands)
Purchase Price (a)

Total Lilis common stock to be issued to Brushy stockholders		5,786
Lilis common stock price, adjusted for reverse stock split		$1.70
Fair value of Lilis common stock issued		9,836
Cash consideration paid to SOS		$500
Note payable - SOS - related party		1,000
Fair value of Lilis warrants issued to SOS		248
Merger deposit and advances		2,358
		$13,942

Estimated Fair Value of Liabilities Assumed:
Current Liabilities:
Accounts payable and accrued expenses	$6,491
Note payable - SOS - related party	1,500
Term loan - Independent Bank	11,385	$19,376

Long Term Liabilities	$942	942

Amount attributable to liabilities assumed		20,318

Total purchase price plus liabilities assumed		$34,260

Estimated Fair Value of Assets Acquired:
Current Assets:
Cash	$864
Other current assets	1,070	$1,934

Oil and Gas Properties:
Evaluated cost basis	$7,512
Goodwill (Unevaluated oil and gas properties)	24,392
Evaluated fair market value		31,904

Other assets
Other assets	$422
		422

Total Asset Value		$34,260

(a)	Pursuant to the terms of the merger agreement, Brushy stockholders will own 50% of the combined entity. The total purchase price is based upon the closing price of $.17 ($1.70 post reverse stock split) per share of Lilis common stock on March 31, 2016.

The closing price was $.12 ($1.20 post reverse stock split) per share on June 23, 2016, actual closing date. The actual goodwill (unevaluated oil and gas properties) was $20.6 million.

(b)	Weighted average commodity prices utilized in the determination of the pro forma fair value of oil and gas properties were $51.07 per barrel of oil and $2.67 per Mcf of natural gas, after adjustment for transportation fees and regional price differentials. An increase or decrease in commodity prices as of the closing date of the merger will result in a corresponding increase or decrease in the fair value of the properties and related deferred tax liabilities and a decrease or increases in goodwill.

(4)	To eliminate Brushy's historical goodwill of $960,000.

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(5)	To record the sources and uses required under the merger agreement. Prior to closing, Lilis is required to use its best efforts to raise a $15.0 million minimum debt or equity financing for the merged company. Lilis raised $20 million Series B Convertible Preferred stock with a 6% coupon and warrants to purchase 9.1 million shares of common stock post-split. Additionally, in connection with the completion of the Merger, Lilis and Independent Bank (the “Lender”), Brushy’s senior secured lender, entered into an amendment to Brushy’s forbearance agreement with the Lender (the “Fourth Amendment”), which, among other things, provided for a pay-down of approximately $6.0 million of the principal amount outstanding on the loan (the “Loan”), plus fees and other expenses incurred in connection with the Loan, in exchange for an extension of the maturity date through December 15, 2016, at an interest rate of 6.5%, payable monthly. Additionally, the Company agreed to (i) guaranty the approximately $5.4 million aggregate principal amount of the Loan, (ii) grant a lien in favor of the Lender on all of the Company’s real and personal property, (iii) restrict the incurrence of additional debt including the requirement to pay off Heartland Bank and (iv) maintain certain deposit accounts with various restrictions with the Lender.). Also at closing, to incentivize SOS to exchange its existing debt with Brushy for certain oil and gas properties (See footnote 2 above), Lilis has agreed to pay SOS $500,000, enter into a 6% subordinated debt agreement in the amount of $1.0 million and issue 2,000,000 warrants to purchase Lilis common stock with an exercise price of $2.50 and a term of 2 years. The value of these warrants is $248,000 using the Black Scholes pricing model and recorded as an additional liability and amortized over the life of the loan. The pro forma effect of these items resulted in an increase in dividends on the Series B Preferred stock of $300,000 and $1.2 million for the three months ended March 31, 2016 and year ended December 31, 2015, respectively and a decrease to interest and amortization expense of $183,000 and $1.1 million for the three months ended March 31, 2016 and year ended December 31, 2015, respectively.

March 31, 2016
(in thousands)
Sources
Series B Preferred stock, net of cash fees	$18,194

Uses
Term loan - Independent Bank	(6,000)
Term loan - Heartland Bank	(2,524)
SOS exchange incentive	(500)
$9,170

(6)	To accrue for estimated transaction costs of $2.0 million related to the merger with Brushy not reflected in the financial statements. No adjustments have been made to the unaudited pro forma statements of operations as these costs are non-recurring in nature.

(7)	To eliminate Brushy's historical components of stockholder's equity. Detail provided below:

March 31, 2016
(in thousands)
Common stock	$13
Additional paid in capital	57,251
Accumulated deficit	(66,337)
Brushy's historical stockholder's equity	$(9,073)

(8)	To record the issuance of Lilis common stock to Brushy in exchange for 100% of their outstanding shares.

March 31, 2016
(in thousands)
Common stock, $.0001 par value	$1
Additional paid in capital	13,941
Fair value of Lilis common stock issued to Brushy	$13,942

(9)	To adjust the historical depletion, depreciation and amortization (DD&A) provision to the estimated total for the combination of Lilis and Brushy under Full Cost method of accounting. The assets of Lilis at cost were combined with Brushy's assets based on the fair market value of the oil and gas properties and other operating property and equipment of Brushy as the time of the merger. The DD&A was recalculated assuming the combined company's assets under the Full Cost method of accounting. For evaluated oil and gas properties, the units of production method were applied consistently with the Full Cost method of accounting. For other property and equipment, the assets were depreciated based upon the estimated useful life of the properties. This resulted in a decrease to DDA of $121,000 for the three months ended March 31, 2016 and 2.6 million for the year ended December 31, 2015.

(10)	To eliminate exploration expenses that are capitalized to the oil and gas properties cost pool under the Full Cost method of accounting.

(11)	To adjust the income tax provision for the estimated efforts combining Lilis' and Brushy's operations and other, pre-tax pro forma adjustments (which were adjusted for income taxes using a combined federal and state tax rate of 34%. The pro-forma net loss would have eliminated all tax expense (benefit) except for the Texas franchise tax expense.

(12)	In conjunction with the merger, Lilis was required to complete a reverse stock split to regain compliance with Nasdaq's minimum bid price requirement. This pro forma presentation assumes a reverse stock split ratio of 1-for-10. Prior to the merger, after giving effect to the reverse stock split, Lilis will have 5,785,952 shares of Lilis common stock outstanding with a par value of $1.00 per share as described below:

		March 31, 2016
		(in thousands)
Common stock outstanding – pre merger (reverse stock split 1-for-10)		2,917

Convertible debentures, net of discount	1,369
Series A Preferred stock	1,500
Shares issued to Brushy	5,786	8,655

Common stock outstanding – post merger		11,572

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